EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Virtus Insight Trust Funds
File Number: 811-7447
Registrant CIK Number: 0001003859
12/31/08 (Annual)

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:



Series 2

72DD1/72DD2
Class A  655, Class C 17, Class I 5718

73A1/73A2
Class A $0.415, Class C $0.338, Class I $ 0.442

74U1/74U2
Class A 1317, Class C 58, Class I 8605

74V1/74V2
Class A $ 9.58, Class C $ 9.58, Class I $ 9.58



Series 3

72DD1/72DD2
Class A  2363, Class C 42, Class I 2944

73A1/73A2
Class A $0.429, Class C $0.467, Class I $ 0.449

74U1/74U2
Class A 5272, Class C 158,  Class I 4468

74V1/74V2
Class A $ 9.32, Class C $ 9.33, Class I $ 9.32





Series 5

72DD1/72DD2
Class A  35, Class C 0, Class I 704

73A1/73A2
Class A $0.078, Class C $0.000, Class I $ 0.122

74U1/74U2
Class A 443, Class C 46,  Class I 5622

74V1/74V2
Class A $ 13.42, Class C $ 13.36, Class I $ 13.64



Series 6

72DD1/72DD2
Class A  0, Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 2582, Class C 66,  Class I 6027

74V1/74V2
Class A $ 7.91, Class C $ 7.73, Class I $ 8.39



Series 9

72DD1/72DD2
Class A  176, Class C 4, Class I 1350

73A1/73A2
Class A $0.260, Class C $0.164, Class I $ 0.290

74U1/74U2
Class A 676, Class C 48,  Class I 4452

74V1/74V2
Class A $ 10.42, Class C $ 10.42, Class I $ 10.46



Series 11

72DD1/72DD2
Class A  8, Class C 0, Class I 187

73A1/73A2
Class A $0.012, Class C $0.00, Class I $ 0.080

74U1/74U2
Class A 688, Class C 10,  Class I 2362

74V1/74V2
Class A $ 21.64, Class C $ 21.26, Class I $ 21.89


Series 13

72DD1/72DD2
Class A  198, Class C 2, Class I 1485

73A1/73A2
Class A $0.089, Class C $0.034, Class I $ 0.107

74U1/74U2
Class A 2369, Class C 65,  Class I 12992

74V1/74V2
Class A $ 4.76, Class C $ 4.72, Class I $ 4.90



Series 15

72DD1/72DD2
Class A  22446, Class I 70598, Exchange Class  7751

73A1/73A2
Class A $0.024, Class I $ 0.028, Exchange Class $0.028

74U1/74U2
Class A 706447, Class I 1619425, Exchange Class 172547

74V1/74V2
Class A $ 1.00, Class I $ 1.00,  Exchange Class $ 1.00



Series 17

72DD1/72DD2
Class A  202, Class C 1, Class I 2728

73A1/73A2
Class A $0.118, Class C $0.031, Class I $ 0.146

74U1/74U2
Class A 1861, Class C 47,  Class I 17766

74V1/74V2
Class A $ 8.57, Class C $ 8.56, Class I $ 8.49



Series 18

72DD1/72DD2
Class A  184, Class C 28, Class I 7395

73A1/73A2
Class A $0.405, Class C $0.333, Class I $ 0.431

74U1/74U2
Class A 425, Class C 144,  Class I 12397

74V1/74V2
Class A $ 9.41, Class C $ 9.41, Class I $ 9.41


Series 21

72DD1/72DD2
Class A  0,  Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 45, Class C 14,  Class I 2109

74V1/74V2
Class A $ 7.70, Class C $ 7.56, Class I $ 7.75



Series 22

72DD1/72DD2
Class A  379, Class C 9, Class I 3620

73A1/73A2
Class A $0.854, Class C $0.778, Class I $ 0.883

74U1/74U2
Class A 420, Class C 14,  Class I 3777

74V1/74V2
Class A $ 8.45, Class C $ 8.45, Class I $ 8.45